Exhibit 99.2

2010 3rd Quarter FlashReport INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. PORTFOLIO SUMMARY Total proceeds raised $4.5 billion Cost of equity raised 1 $457 million Shares outstanding 485 million Total square feet managed 46 million Number of properties 313 Total investment in properties 2 $5.8 billion Leased rate 90.6% Debt to total assets 58.8% Cumulative distributions per share $3.65 Distributions reinvested $666 million Shares repurchased $432 million STRATEGY Acquire and manage a diverse national retail portfolio comprised of strategically located assets with tenants who are predominately credit-rated, value-oriented, necessity-based retailers. Diversify by geography, retail property type and tenant base to reduce risk of overexposure. Manage portfolio effectively and regularly review the portfolio to identify opportunities. STRONG ANCHORS 29 14 36 27 16 8 11 26 10 21 42 Store Names # of Locations 1 1) Owned and shadow anchors as of 9/30/10. 2) Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. 2010 COMPANY HIGHLIGHTS www.inlandwestern.com Year-to-date, have refinanced or are addressing 83% of 2010 debt maturities; $198 million remains. Executed leases of more than 2.8 million square feet through three quarters of 2010. Generated $154 million of operating cash flows in the first three quarters of 2010. Declared quarterly distributions of $0.04375, $0.04625 and $0.05, which represent the second, third and fourth consecutive increases, respectively. Entered into definitive agreements to form an intial $123 million joint venture with RioCan, a REIT based in Canada, called RC Inland. Year-to-date, we closed on partial sales to RC Inland for $104 million and net proceeds of $33 million, resulting in RC Inland assuming $61 million of mortgage debt. Sold five non-core assets for $80 million, resulting in extinguishment of $61 million of debt and net proceeds of $18 million. Best Buy 2.8% Rite Aid 2.1% TJX Companies 2.0% Stop & Shop 2.0% PetSmart 1.9% Home Depot 1.8% Ross Dress For Less 1.8% The Sports Authority 1.7% Bed Bath & Beyond 1.7% Kohl’s 1.6% Top Retail Tenants % of Annualized Base Rent *By GLA as of 9/30/10. Community Center 22% Neighborhood Center 7% Other 17% Single Tenant Retail 9% Power Center 36% Lifestyle Center 9% ASSETS UNDER MANAGEMENT* TENANTS GEOGRAPHY* DIVERSIFICATION 4,244,623 SF Washington Oregon Arizona New Mexico Texas Oklahoma Kansas Colorado Utah Nevada California Idaho Montana North Dakota South Dakota Nebraska Minnesota Iowa Missouri Arkansas Mississippi Alabama Louisiana Florida Georgia Tennessee Wisconsin Illinois Indiana Ohio Michigan entucky New Jersey New York Conn. R.I. Mass. N.H. Maine Wyoming Pennsylvania Virginia West Delaware Vt. Carolina North Carolina Virginia Md. South K 9,779,590 SF 4,158,435 SF 2,120,801 SF 2,299,568 SF 1,796,618 SF More than 5 MSF +1-5 MSF Less than 1 MSF Total GLA by State 11/10 R INLAND WESTERN Retail Real Estate Trust, Inc. 1) No acquisition fees were paid. 2) 90% of capital raised was invested in properties, among the highest in the industry.

Grapevine Crossing Grapevine, TX The Inland name and logo are registered trademarks being used under license. “Inland” refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of separate legal entities, some of which may be subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the companies. Further, none of these companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 www.inlandwestern.com CONTACT Inland Western Investor Relations ir@inland-western.com 800.541.7661 R INLAND WESTERN Retail Real Estate Trust, Inc. LEASE EXPIRATION SCHEDULE AWARD WINNING MARKETING PROGRAMS BENEFIT RETAILERS AND CONSUMERS CASH FLOW HISTORY AND DISTRIBUTIONS Inland Western’s marketing team partners with retailers and community groups to create one of a kind marketing programs that drive traffic, enhance retail sales and make an impact on the community. The marketing team was recognized by the International Council of Shopping Centers with 7 Silver Maxi awards for its innovative events and programs in 2009. 1) Funds from Operations is a non-GAAP measure. See Form 10-K for year ended 12/31/09 and Form 10-Q for three months ended 3/31/10, six months ended 6/30/10 and nine months ended 9/30/10 for reconciliation to GAAP net (loss) income. 2) Modified Funds From Operations excludes the impact of non-cash charges, such as provision for asset impairment and gain on debt extinguishment, and is a non-GAAP measure. 3 Months Ended 3 Months Ended 3 Months Ended 3 Months Ended (in thousands) 9/30/10 6/30/10 3/31/10 12/31/09 Funds from Operations 36,559 $ 21,823 $ 35,775 $ 19,148 $ Non-Cash Charges (590) 11,440 (4,581) 11,043 Modified Funds from Operations 35,969 $ 33,263 $ 31,194 $ 30,191 $ Cash Flow From Operations 59,661 $ 55,396 $ 38,615 $ 45,874 $ Distributions Declared 24,248 $ 22,371 $ 21,109 $ 15,657 $ Payout Ratio 40.6% 40.4% 54.7% 34.1% Safe Harbor Statement Forward-looking statements are statements that are not historical including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securites Act of 1933 and Section 21E of the Securites Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the company’s Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q. Inland Western Retail Real Estate Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events. Over 23,200 fans and followers receive regular information regarding events, special offers and giveaways, which drive retail sales. (Square Feet) MORTGAGE DEBT MATURITY SCHEDULE 1) Loan status as of 11/10/10. 2) Debt maturities exclude standard amortization and net mortgage discount of $3.0 million as of 12/31/09. 3) The 2010 debt maturities include $187.4 million of mortgages payable that had matured as of 12/31/09 and exclude liabilities associated with the investment property held for sale as of 12/31/09 of $32.7 million. Debt ($000s) Paid, Refinanced, Extended & Forgiven Under Application or Commitment Remaining to be Addressed Multi-Tenant Single Tenant DISTRIBUTION HISTORY Since inception, the company has paid gross distributions of $1.3 billion. 1) Yield based on annual statement of valuation 2.4% 2.6% 7.5% 6.4% 6.4% 6.4% 6.6% 6.0% Cash Flows From Operations Gross Distributions 5.4% 3.6% Average 6.3% 3.8% 8.8% 10.5% 11.7% 4.9% 4.8% 2.8% 6.6% 2 1